BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

(the “Trust”)

Supplement dated December 16, 2003

to the Bear Stearns Prospectus dated January 31, 2003

(the “Prospectus”)

The following disclosure supplements the Prospectus.

The front cover of the Prospectus is revised to include the following:

“This prospectus relates to the money market fund that is linked to your Bear Stearns brokerage account. Please read this prospectus carefully. In lieu of sending confirmations for money fund transactions, all money fund balances and activity, including purchases, redemptions and dividends, will be reported on your Bear Stearns brokerage statement.”